SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549
                     ______________________


                            Form 8-K

                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934

                        February 8, 1996
                        ----------------
                        (Date of Report)


                        February 5, 1996
                        ----------------
               (Date of earliest event reported)


                      POLAROID CORPORATION
                      --------------------
     (Exact name of registrant as specified in its charter)

                            Delaware
                            --------
         (State or other jurisdiction of incorporation)

                             1-4085
                             ------
                    (Commission File Number)


                           04-1734655
                           ----------
               (IRS Employer Identification No.)


     549 Technology Square, Cambridge, Massachusetts 02139
     -----------------------------------------------------
      (Address of principal executive offices)  (Zip Code)


                         (617) 386-2000
                         --------------
      (Registrant's telephone number, including area code)


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Item 5.  Other Events.

      On February 5, 1996, Polaroid Corporation issued a press
release setting forth its plan for a new  organizational
structure.   A copy of the press release is attached as Exhibit 99.1.



Item 7 (c).  Exhibits

Exhibit 99.1   Polaroid Press Release dated February 5, 1996.









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


                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              POLAROID CORPORATION


                         By /s/ Richard F. deLima
                            ----------------------------
                         Name   Richard F. deLima
                         Title: Vice President, Secretary and General Counsel



Dated: February 8, 1996





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